Exhibit 10.52

FRIENDFINDER NETWORKS INC. 2009 RESTRICTED STOCK PLAN

1.

Purpose

This plan’s purpose is to attract and retain the services of Employees (as hereinafter defined), Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to compensate them for services already provided and to be provided in the future to the Company.  It is recognized that the Company's efforts to attract or retain these individuals will be facilitated with this additional form of compensation.  This plan is intended to be governed by Section 83 of the Code.

2.

Definitions

For purposes of this Plan, the following terms will have the definitions set forth below:

(a)

"At-Risk Shares" means the Restricted Shares of the Company during the time period in which the Company has a right to repurchase.

(b)

"Board" means the Company’s Board of Directors.

(c)

"Certain Circumstances" means the termination of Recipient’s employment (i) by the Company for any reason other than a Termination For Cause; or (ii) by the recipient for Good Reason (if the Recipient’s employment is pursuant to an employment agreement with the Company, which provides for a termination by the Recipient For Good Reason (as “For Good Reason” may be defined in such employment agreement)); or (iii) as a result of a Change in Control.

(d)

"Change in Control" means:  (i) the direct or indirect acquisition, whether in one or a series of transactions by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), or related persons  constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of (A) beneficial ownership (as defined in the Exchange Act) of issued and outstanding shares of stock of the Company, the result of which acquisition is that such person or such group possesses in excess of 50% of the combined voting power of all then-issued and outstanding capital stock of the Company, or (B) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the Board (or such other governing body in the event the Company or any successor entity is not a corporation); (ii) a merger or consolidation of the Company with a person or a direct or indirect subsidiary of such person, provided that the result of such merger or consolidation, whether in one or a series of related transactions, is that the holders of the outstanding voting stock of the Company immediately prior to the consummation of such transaction do not possess, whether directly or indirectly, immediately after the consummation of such merger or consolidation, in excess of 50% of the combined voting power of all then-issued and outstanding capital stock of the merged or consolidated person, its direct or indirect parent, or the surviving person of such merger or consolidation; or (iii) a sale or disposition, whether in one or a series of transactions, of all or substantially all of the Company’s assets.

(e)

"Code" means the Internal Revenue Code of 1986 as amended.

(f)

"Company" means FriendFinder Networks Inc., a Nevada corporation.

(g)

"Date of Issuance" shall have the meaning supplied by Section 6(b), below.

(h)

"Disability” means a condition entitling a Recipient to receive long term disability payments under any long term disability program sponsored by the Company.

(i)

“Employee” means any individual who is a common-law employee of the Company or any direct or indirect subsidiary thereof.

(j)

“Exchange Act” means the Securities Exchange Act of 1934, as amended

(k)

“Non-Employee Director” means a director who is not currently an officer of or employed by the Company or any of its majority-owned direct or indirect subsidiaries

(l)

"Plan" means the FriendFinder Networks Inc. 2009 Restricted Stock Plan.

(m)

"Recipient" means an employee of the Company or a Subsidiary to whom shares are granted under this Plan, or such individual’s designated beneficiary, surviving spouse, estate, or legal representative.

(n)

"Restricted Share" or "Restricted Shares" means the share or shares of common stock, par value $0.001 per share, of the Company granted to a Recipient pursuant to this Plan.

(o)

"Restricted Stock Grant Agreement" means the restricted stock grant agreement between a Recipient and the Company referred to in Section 5(d).

(p)

"Subsidiary" or "Subsidiaries" means a corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

(q)

"Termination For Cause" means the termination of Recipient’s employment by the Company due to (a) the Recipient’s gross incompetence or willful and serious misconduct, that is injurious to the business, operations or affairs of the Company; or (b) the Recipient’s conviction or plea of nolo contendere to any felony or a determination by the Company, following an opportunity by the Recipient to appear and be heard by the Board, that the Recipient is engaging in or has engaged in fraud, misappropriation, dishonesty in financial dealings or embezzlement in connection with the business, operations or affairs of the Company.

3.

Shares Subject to the Plan

The aggregate number of shares of the Company’s common stock, par value $0.001 per share for which stock awards may be granted under the Plan shall not exceed that number of shares equal to one percent of the fully-diluted equity of the Company on the date that the Company consummates an initial public offering of its common stock pursuant to an effective registration statement filed with the Securities and Exchange Commission, including shares issued in connection with such initial public offering.  Such shares may, at the discretion of the Board consist either in whole or in part of authorized but unissued shares or shares held in the treasury of the Company, including shares repurchased by the Company in the open market or otherwise.  The Company shall at all times during the term of the Plan reserve and keep available such number of shares as will be sufficient to satisfy the requirements of the Plan.  As further set forth in Section 5 hereof, all grants shall be granted by one or more written instruments which shall set forth all terms and conditions. All share amounts contemplated under the Plan are subject to appropriate adjustment in the event of a stock split, reverse stock split, merger, recapitalization and similar transactions which may take place after the date that the Company consummates an initial public offering of its Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission.

4.

Administration.

The Plan shall be administered by the Compensation Committee of the Board.  The Compensation Committee of the Board shall interpret this Plan and to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder.  The Board from time to time may prescribe, amend and rescind rules and regulations relating to this Plan and may make and approve all other determinations necessary for its administration.  The decisions of the Board on any interpretation of this Plan or administration hereof shall be final and binding with respect to the Company and Recipients.  No member of the Board or any officer or employee acting on behalf of the Board shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each such officer or employee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

5.

Eligibility and Making of Grants

(a)

Eligible Employees. Any director, employee or consultant of Company or in any other part of the Company or any Subsidiary shall be eligible to receive a grant of Restricted Shares pursuant to the Plan.

(b)

Selection by the Compensation Committee of the Board. From the salaried executive employees eligible to receive grants pursuant to the Plan, the Compensation Committee of the Board may from time to time select those eligible employees to whom grants of Restricted Shares shall be made.

(c)

Conditions of Effectiveness.  The effectiveness of the Plan is conditioned on the Company's consummating an initial public offering of its common stock pursuant to an effective registration statement filed with the Securities and Exchange Commission and the required consents of any lenders to the Company or holders of preferred stock of the Company, if any.

(d)

Restricted Stock Grant Agreement.  All grants of Restricted Shares will be governed by an agreement between the Company and the Recipient (the "Restricted Stock Grant Agreement").  The Restricted Stock Grant Agreement shall document the grant of At-Risk Shares pursuant to this Plan. It shall state the number of At-Risk Shares granted, the repurchase price, if any, of the At-Risk Shares granted, the terms and conditions to which the Recipient shall acquire a non-forfeitable right to the Restricted Shares, thus making them no longer At-Risk Shares, through the lapsing of the repurchase provisions, the timing of the lapsing of repurchase provisions and/or contain such other terms and conditions as the Committee from time to time shall deem advisable.  Restricted Stock Grant Agreements governing grants to different Recipients or at different times need not contain similar provisions.  In the case of any discrepancy between the terms of the Plan and the terms of any Restricted Stock Grant Agreement, the Plan provisions shall control.

(e)

Limit on Number of Restricted Shares. The total number of Restricted Shares which may be granted pursuant to this Plan shall not exceed one percent of the fully-diluted equity of the Company on the date that the Company consummates an initial public offering of its common stock pursuant to an effective registration statement filed with the Securities and Exchange Commission, including shares issued in connection with such initial public offering.

(f)

(1)

Each certificate representing Restricted Shares issued to a Recipient shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

(i)

On the face of the certificate:

"Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate"

(ii)

On the reverse:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LIMITATIONS ON (A) VOTING RIGHTS (AND THE GRANT OF AN IRREVOCABLE PROXY) AND (B) THE TRANSFER OF THE SHARES REPRESENTED HEREBY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF A RESTRICTED STOCK GRANT AGREEMENT DATED _________, 20__, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS THEREOF.  A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY'S PRINCIPAL CORPORATE OFFICES."

(2)

Notwithstanding Section 5(f)(1), the Company may reflect ownership of Restricted Shares in book-entry form.

6.

Requirements of Recipients

(a)

Investment Purpose. The Company may require that, in accepting any Restricted Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Restricted Shares for the purpose of investment and with no present intent to transfer, sell, or otherwise dispose of such shares except for such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Recipient. Such shares shall be transferable thereafter only if the proposed transfer is permitted under the Plan and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer at such time complies with applicable securities laws.

(b)

Written Agreement/Date of Issuance. The Recipient shall deliver to the Company, in duplicate, the Restricted Stock Grant Agreement in writing, signed by the Recipient, and the Company will promptly acknowledge its receipt thereof. The date of such delivery and receipt shall be deemed the "Date of Issuance," as that phrase is used in this Plan, of the Restricted Shares to which the shares relate. The failure to make such delivery within 15 days from the date of grant shall terminate the grant of such shares to the Recipient.  The Recipient shall also, as further condition of receiving such shares, acknowledge receipt of a copy of the provision of the certificate of the Company setting forth the rights and privileges of the common stock of the Company.

7.

Restrictions; Rights as a Shareholder

(a)

Transfer/Issuance. Restricted Shares after the making of the representations, etc., required by Section 6, will be promptly issued or transferred and a certificate or certificates for such shares shall be issued in the Recipient’s name but may not be sold, assigned, transferred or pledged by the Recipient, unless and until such shares become vested Restricted Shares.

(b)

The Recipient shall be a shareholder of all the shares represented by the certificate or certificates issued to him. As such, the Recipient will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions paid with respect to them.

8.

Company Repurchase

If a Recipient's employment is terminated prior to the vesting of Restricted Shares granted to him, except for termination of the Recipient’s employment under Certain Circumstances, or due to the Recipient’s death, Disability or, if the Recipient’s employment is pursuant to an employment agreement with the Company, termination of the Recipient’s employment upon the expiration of the “Term” (as defined under the Recipient’s employment agreement), Recipient’s At-Risk Shares shall be subject to repurchase from the Recipient by the Company in accordance with the terms and conditions in the Restricted Stock Grant Agreement.  Unless otherwise determined by the Compensation Committee of the Board, the Restricted Shares shall vest upon the third anniversary of the date of their grant and the repurchase price for At-Risk Shares shall be $0.10 per share.

9.

Limitations

(a)

No Right to Grant. No person will at any time have any right to receive a grant of Restricted Shares under the Plan.

(b)

No Right to Continued Employment. Neither the Company’s action in establishing the Plan, nor any action taken by it or by the Board under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

(c)

Limitation on Actions. Every right of action by or on behalf of the Company or by any shareholder against any past, present, or future member of the Board or any officer or employee of the Company arising out of or in connection with this Plan shall, regardless of the place where the action may be brought and regardless of the place of residence of any such director, officer or employee, cease and be barred by the expiration of three years from the later of:

(i)

the date of the act or omission in respect of which such right of action arises; or

(ii)

the first date upon which there has been made generally available to shareholders an annual report of the Company and a proxy statement for the annual meeting of shareholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the amount of the grants.

In addition, any and all right of action by any employee (past, present or future) against the Company or any member of the Board arising out of or in connection with this Plan will, regardless of the place where action may be brought and regardless of the place of residence of any Board member, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

10.

Amendment, Suspension or Termination of Plan

The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment will not affect adversely rights or obligations with respect to grants previously made.

11.

Governing Law.

The Plan will be governed by the laws of the State of Nevada, without reference to conflict of laws principles.

12.

Expenses of Administration.

All costs and expenses incurred in the operation and administration of the Plan will be borne by the Company.

13.

Miscellaneous

(a)

Each Recipient shall, no later than the date as of which the value of any Restricted Shares first becomes includible in the gross income of the Recipient, for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect thereto.  The Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Recipient.

(b)

If a Recipient who is a taxpayer of the United States makes an election under Section 83(b) of the Code in the year of a grant of Restricted Shares and otherwise in accordance with the rules and regulations thereof, the Recipient shall promptly furnish a copy thereof to the Company.  The Company may, in its discretion, preclude any Recipient from making such election.

(c)

This Plan shall become effective upon approval by the Board and shall terminate upon the earlier of fifteen years or by action of the Board, whichever shall occur first, provided that any provisions permitting the Company to repurchase Restricted Shares and the indemnity set forth in Section 4 shall continue in full force and effect.

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